                                                                   EXHIBIT 10.26
                                                                   -------------

                             SNN MEMBER AGREEMENT
                             --------------------

This AGREEMENT is made with effect as of the 30th day of June, 1999 (the "Effective Date") between SURGICAL NAVIGATION SPECIALISTS INC., a corporation under the laws of Ontario ("SNS") and PHOTOELECTRON CORPORATION
("PHOTOELECTRON"), a corporation incorporated under the laws of "MASSACHUSETTS".

This document describes the involvement, rights, obligations and duties of the SNS and the SNN Member Companies, who together form the Surgical Navigation Network.

A.   VISION

     The Surgical Navigation Network (SNN) is a voluntary organization that enables multiple medical equipment companies to provide their customers with surgical navigation network platform integrated with their own product lines, to deliver a broad range of solutions through plug and play compatibility, at a reasonable cost.

B.  MISSION
    (a) Increase visibility of image-guided therapy in the market place with a high tech image.
    (b) Secure market share for its members, through new integrated applications designed for image-guided surgery.
    (c) Increase market share through new applications such as orthopedics, ENT, radiation therapy.
    (d) Increase market access by increasing distribution channels through synergistic companies serving the OR.
    (e) Guarantee compatibility of PHOTOELECTRON components with product and technology of SNN products.
    (f)  Deliver a low cost platform with Windows NT based applications.
    (g)  Ensure compatible software and hardware platforms.
    (h) Meet competition from others and preserve a competitive marketplace for products and services from OEM Supplier Members, Application Members, and others in the marketplace.

NOW THEREFORE the Parties, each intending to be legally bound, agree as follows:

                                  ARTICLE ONE
                                INTERPRETATION
                                --------------

1.1  DEFINITIONS.  In this Agreement, unless the context otherwise requires,
     -----------
each capitalized term shall have the meaning attributed thereto in Schedule "A". All references to a member or members of SNN includes the PHOTOELECTRON.

1.2  SCHEDULES.   The following schedules are attached hereto and incorporated
     ---------
herein and form part hereof:

     Schedule "A"    -     Definitions
     Schedule "B"    -     Membership Criteria
     Schedule "C"    -     Description of SNS Technology
     Schedule "D"    -     SNN Professional Services
     Schedule "E"    -     Integration Policy
     Schedule "F"    -     Upstream/Downstream Marketing Services
     Schedule "G"    -     Additional Legal Terms and Conditions

                                  ARTICLE TWO
          ORGANIZATION AND MANAGEMENT OF SURGICAL NAVIGATION NETWORK

2.1  MEMBERSHIP OF SNN.
     -----------------

(a) SNN is an open network. Membership is available on an equal basis to any and all supplier(s) of relevant goods and services meeting the Membership Criteria set out in Schedule "B" to this Agreement, on application to SNS and execution by the member of this Agreement and all related scheduled agreements.

(b) SNN is comprised of OEM Supplier Members and Application Members, collectively known as SNN Members. SNS as a separate entity provides SNN Products and Services to OEM Supplier Members and Application Members. It is intended that SNN will include members representing a number of sectors of medical equipment, including microscope, instrument, spine, scanner, radiotherapy, medical implants, Picture Archive and Communication Systems
     (PACS) and hospital information systems (HIS) companies.

(c)  There are two types of SNN Members.

     i. Application Members who sell their proprietary products to the SNN for integration with the SNS developed Image Guided Surgery (IGS) Platform product. Application Members do not re-sell SNN products and services and have only the involvement, rights, obligations, and duties specified herein, and;

     ii. OEM Supplier Members, who integrate their proprietary products and the proprietary products of Application Members with the SNS developed Image Guided Surgery Platform product and re-sell their SNN products and services. OEM Supplier Members may also be Application Members.

2.2       STEERING COMMITTEE.  SNS will create a formal Steering Committee
          ------------------
comprised of one delegate from each SNN Member and delegates from the SNS. Subject to the discretion of SNS, and after considering advice from the Scientific Advisory Committee, the Steering Committee will advise on interface standards for SNN, which will be published for industry wide use and will consider and advise on future product and technology directions. The Steering Committee may discuss and exchange technical and market information but shall not discuss or exchange the confidential business information (such as prices and marketing plans) of any OEM Supplier Member or Application Member, nor engage in any activities directed toward coordinating or lessening the competitive actions of OEM Supplier Members or Application Members.

2.3  SCIENTIFIC ADVISORY BOARD.  SNS will create one or more scientific advisory
     -------------------------
boards, which will assist SNN in attaining its vision by advising the Steering Committee on, among other matters, the advisability of new technologies and product directions and evaluating new applications.

2.4  PRESIDENT OF SNS.  SNS shall appoint a President (the "President").  The
     ----------------
President shall be responsible for the day-to-day affairs of SNN.

The President shall, subject to such input as he may determine appropriate from the Steering Committee and Scientific Advisory Committee, and after good faith discussions with SNN Members, have the right to make reasonable modifications to this Agreement and its Schedules as follows:

i. the Scope of Business and Geographic Scope may be modified on six months notice and after good faith discussions with SNN Members, having regard to the SNN's ability to support new applications and to obtain regulatory approval in a given country.

ii Other sections of this Agreement and its Schedules dealing with the products and services to be provided by the SNS to members and their integration may be modified on 3 months notice for purposes of addressing profitability concerns of the SNS or so as to enhance the market positioning of the SNN products and services, but no more than twice in each calendar year.

iii. By the Agreement of the SNN Members at any time.

2.5  ACCOUNT MANAGERS.    Communication is essential to the effective operation
     ----------------
of SNN. On the Effective Date, the Parties shall designate specific account managers, acceptable to the other in general terms, to deal with the day-to-day matters arising under this Agreement. Specifically, these individuals will, on behalf of their respective employers, in accordance with the spirit of this Agreement, use reasonable efforts to coordinate the provision of the products and services contemplated herein including in respect of the delivery, installation, acceptance, operation, maintenance and support of SNN Products. Each Party may, at its discretion to be reasonably exercised, from time to time change its account manager with another individual acceptable to the other Party.


                                 ARTICLE THREE
                       DUTIES AND OBLIGATIONS OF THE SNS

3.1 The SNN provides its members, through SNS, with equal rights to integrate SNN Products with their own product lines or to resell SNN Products on a standalone basis. To fulfil this role, as more particularly described in this
Agreement:

     (i) SNS will develop and provide the Image Guided Surgery platform product (" the SNS Technology", as more particularly described in Schedule "C") which is intended to be be capable of integration with the core products of SNN Members;
     (ii) SNS will fund certain research and development, clinical development, product marketing, sales support, service and production of IGS products in support of the SNS Technology;

     (iii)SNS will develop and promptly publish for industry-wide use interface standards, through the Steering Committee, for all SNS IGS products from time to time and will also monitor SNN Products and Services for quality and maximization of mutual interface with the products and services of all SNN members;
     (iv) SNS will provide marketing support services as set out in Schedule F. "Upstream/Downstream Marketing Services";
     (v) SNS will deliver to Member Companies an annual report of SNS activities on behalf of the SNN;

3.2 Members shall deploy the IGS platform common to SNN, and can either deploy IGS applications, which they source from SNS, other members or through internal development pursuant to the Integration Policy.

3.3 SNS will play an integral role in sales support and shall be permitted to assist in sales demonstrations upon the request of the SNN Member.

3.4 SNN's Scope of Business may vary but initially will include neurosurgery, spine surgery, and expansion into orthopedic surgery and radiotherapy,
consistent with market maturity and within the Geographic Scope.   Subsequently,
SNS, in consultation with the Steering Committee, may choose to expand SNN's scope of business into other market segments and geographic regions. SNS may reduce the Scope of Business and Geographic Scope on six month's notice after good faith discussions with SNN Members.

                                 ARTICLE  FOUR
              RIGHTS, DUTIES AND OBLIGATIONS OF MEMBER COMPANIES

4.1  OEM SUPPLIER AGREEMENT. All those SNN members authorized to sell and
     ----------------------
distribute SNN Products and SNN Service and Maintenance Contracts will do so under a separate OEM Supplier Agreement.

4.2  INTEGRATION RIGHTS.  All members, including PHOTOELECTRON, can integrate
     ------------------
their products with the SNN Products for the purpose of developing Integrated Products. SNS, in conjunction with the Steering Committee, has developed a detailed procedure as set out in Schedule E (the "Integration Policy") which must be followed by members who wish to integrate their products with the SNN Products.

4.3  MARKETING  EFFORT. It is the intention of both parties that PHOTOELECTRON
     -----------------
shall at all times use commercially reasonable efforts and due diligence, at least to the same extent and degree it accords to its own products, to promote the sale of SNN Products and Services, whether standalone or together with its own products. PHOTOELECTRON shall represent SNS in a manner intended to preserve and enhance the reputation of SNS and the SNN as a provider of quality services and products. PHOTOELECTRON agrees that it shall not sell or service any third party IGS product that competes directly with the SNS Technology.

4.4  INITIAL AND SUSTAINING MEMBER CONTRIBUTIONS. This Agreement is conditional
     -------------------------------------------
upon PHOTOELECTRON entering into a Distribution Agreement with Carl Zeiss Inc., or another mutually agreed upon SNN Member Company, and no amount is payable until such Distribution Agreement is finalized. All SNN members are required to pay the same initial and annual sustaining fees. Payment of SNS Membership fee ($US150,000) for the year commencing on the effective date will be as follows:
(a) $US37,500 directly, immediately by Photoelectron following execution of the above mentioned Distribution Agreement; and (b) $US37,500 by Photoelectron on January 1, 2000; (c) with the balance in the amount of $US75,000 to be paid under the Terms of the Distribution Agreement between Photoelectron and Carl Zeiss, Inc., but no sooner than the completion of the integration of
Photoelectron to Carl Zeiss' platform and results in end user revenues.   In
addition, on each anniversary date of the Effect Date, an annual sustaining fee of $US150,000., Photoelectron hereby commits to pay the second year's annual sustaining fee on the first anniversary date. Said fees shall be non-refundable.

4.5  RESALE BY PHOTOELECTRON.  PHOTOELECTRON shall be free to resell SNN
     -----------------------
products and services at such prices as it may, in its sole discretion, determine from time to time.

                                 ARTICLE FIVE
                          OBLIGATIONS OF THE PARTIES

5.1  GENERAL OBLIGATIONS.  Both Parties shall:
     -------------------

(a) promote and support in good faith the interests of the SNN and its Purpose and Role;

(b) maintain such competent staff and otherwise commit such other resources as are reasonably required to meet its day-to-day obligations hereunder (including, in the case of PHOTOELECTRON, the provision of maintenance and support for those elements of Integrated Products which are not part of the applicable SNN Product);

(c) comply fully with all applicable laws and regulations of all relevant jurisdictions relative to its activities under this Agreement; and

(d) obtain and maintain such permits and approvals as are required to meet its day-to-day obligations hereunder.

                                 ARTICLE  SIX
                            LIMITATION OF LIABILITY

6.1  LIMITATION OF LIABILITY.   The limitation of liability provisions of this
     -----------------------
Agreement reflect an informed voluntary allocation of the risks (known and unknown) and such voluntary risk allocation represents a material part of the agreement reached between SNS and PHOTOELECTRON. Should SNS or PHOTOELECTRON be in breach of any obligation, each party agrees that its remedies will be limited to those set forth in this Agreement.

(a) Direct Damages Only. Subject to the restrictions in this Article 7 and subject to the Aggrieved Parties election, if so entitled in law, to rescind or be discharged from this Agreement, in the event of any breach by the other Party of its obligations under this Agreement, including any breach of a fundamental term or a fundamental breach, Each Party's exclusive remedy under this or any related agreement shall be to receive actual, direct damages up to US $1,000,000.

(b) No Indirect Damages, etc. IN NO EVENT, WHETHER BASED IN CONTRACT, TORT OR OTHERWISE, SHALL EITHER PARTY BE LIABLE FOR ANY CLAIM FOR: (A) PUNITIVE, EXEMPLARY, OR AGGRAVATED DAMAGES; (B) DAMAGES FOR LOSS OF PROFITS OR REVENUE, FAILURE TO REALIZE EXPECTED SAVINGS, BUSINESS INTERRUPTION, OR LOSS OF USE OR LACK OF AVAILABILITY OF PHOTOELECTRON's FACILITIES, INCLUDING ITS COMPUTER RESOURCES AND ANY STORED DATA; (C) INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES; OR (D) CONTRIBUTION OR INDEMNITY IN RESPECT OF ANY CLAIMS AGAINST THE OTHER PARTY OTHER THAN BY END USER.

(c) Time Limit. No action, regardless of form, may be brought by either Party more than 12 months after the facts giving rise to the cause of action becomes known or ought to have become known.

                                 ARTICLE SEVEN
                                  TERMINATION

7.1  TERM.  The term of this Agreement shall commence as of the Effective Date
     ----
and shall continue indefinitely, subject to early termination in accordance with the terms hereof.

7.2  EARLY TERMINATION.
     -------------------

(a) If the Member is in good standing with its initial and second annual contributions, it may terminate this Agreement at any time after it has been a member for at least two years, on six months' notice to SNS.

(b) SNS may terminate the SNN and this Agreement in its discretion on twelve months' notice to all SNN members, but no sooner than two (2) years from the date of this Agreement.

(c) Without prejudicing any other rights it may have, a Party may terminate this Agreement if:
          (i) the other Party is in breach of any material term hereof; and within thirty (30) days written notice of such breach the other Party fails to rectify such breach, or
          (ii)the other Party becoming insolvent or being unable to, or ceasing to, pay its debts as they come due, the making of an assignment for the benefit of creditors, its liquidation, winding up or dissolution or the commencement of any such proceedings.

7.3  SURVIVAL. Articles 6 and , and Schedule G shall survive the termination
     ---------
of this Agreement.

                                 ARTICLE EIGHT
                                    GENERAL

8.1  NOTICE. Any notice required or permitted to be given hereunder shall be
     ------
     considered given if delivered in person, if acknowledged by the receiving Party, or if sent by registered, prepaid mail addressed to the address below or such other address as the addressee may have given to the other Party from time to time.

     (i)      Notice to SNS:            (ii)        Notice to PHOTOELECTRON:
              6509 Airport Road                     5 Forbes Road, Suite #2
              Mississauga, ON                       Lexington, MA 02471
              L4V 1S7
              Attention:  President                 Attention:  The President
              Telephone No. (905) 672 2100          Telephone No. (781) 861 2069
              Fax No. (905) 672 2307                Fax No.(781) 259 0482

or at such other address as the Party to whom such notice is to be given shall have last notified (in the manner provided in this Section) the Party giving such notice. Any notice delivered to the Party to whom it is addressed as provided herein shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day, then the notice shall be deemed to have been given and received on the next Business Day. Any notice mailed as provided herein shall be deemed to have been given and received on the fifth Business Day following the date of its mailing provided that no postal strike is then in effect or comes into effect within five Business Days after such mailing. Any notice transmitted by telecopier shall be deemed given and received on the day of its transmission if such day is a Business Day or, if not, on the next day that is a Business Day.

8.2  FORCE MAJEURE.   Except as expressly provided otherwise in this Agreement,
     -------------
dates and times by which a Party is required to render performance under this Agreement or any schedule hereto shall be postponed automatically to the extent and for the period of time that such Party is prevented from meeting them by reason of any cause beyond its reasonable control, provided the Party prevented from rendering performance notifies the other Party immediately and in detail of the commencement and nature of such cause and the probable consequences thereof, and provided further that such Party uses its reasonable efforts to render performance in a timely manner utilizing to such end all resources reasonably required in the circumstances, including obtaining supplies or services from other sources if same are reasonably available. The benefit of this Section shall not apply to the performance of an obligation, which has 120 or more days in default.

8.3  ENTIRE AGREEMENT.   The Parties agree that this Agreement constitutes the
     ----------------
complete and exclusive statement of the terms and conditions between them covering the performance thereof and cannot be altered, amended or modified except in writing executed by both Parties. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made by any Party hereto or its directors, officers, employees or agents, to any other Party hereto or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there will be no liability, in tort, contract, or any other legal or equitable theory, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent aforesaid.

8.4  GOVERNING LAW.   This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract. Subject to dispute resolution as set out in Schedule "H", the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Ontario. The Parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.

8.5 ADDITIONAL LEGAL TERMS AND CONDITIONS. The Parties agree that Schedule "G" Additional Legal Terms and Conditions form an integral part of this Agreement

8.6 COUNTERPARTS AND FACSIMILE. This Agreement may be executed in counterparts and each of which so executed will be deemed to be an original and such counterparts together will be one and the same instrument. The execution and delivery of this Agreement by either Party by facsimile transmission will constitute valid execution and delivery of this Agreement.

IN WITNESS WHEREOF the Parties have duly executed this Agreement with effect as of the Effective Date.

                                 SURGICAL NAVIGATION SPECIALISTS INC.

                            By:  /s/ Reinhard Schmidt
                                 ---------------------------------------
                                 President and General Manager


                                 PHOTOELECTRON CORPORATION

                            By:  /s/ Euan S. Thomson
                                 ---------------------------------------
                                 President and Chief Operating Officer

                                 SCHEDULE "A"
                                 DEFINITIONS

As used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following respective meanings:

"Affiliate" means, with reference to a specified Person, a Person who directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person "CONTROL" means direct or indirect (i.e. through another corporation or company under control) ownership of more than 50% of the voting shares of the Affiliate;

"Agreement" means this SNN Member Participation Agreement and all schedules annexed to this agreement as the same may be amended from time to time in accordance with the provisions hereof; "HEREOF", "HERETO" and "HEREUNDER" and similar expressions mean and refer to this Agreement and not to any particular article or section; "ARTICLE" or "SECTION" means and refers to the specified article or section of this Agreement;

"Application Member" means a member of the SNN who sells proprietary products to the SNN for integration with the SNS developed Image Guided Surgery Platform product. Application Members do not resell SNN products and services, and have only the involvement, rights, obligations and duties specified herein.

"Business Day" means any day other than a Saturday, Sunday or statutory or civic holiday in Toronto, Ontario;

"Confidential Information" means all information relating to any Party's business including operations, processes, methods, equipment, products, sales, customers, trade secrets, technology and financial position to which access is obtained or granted hereunder or provided by virtue of the performance of this Agreement or any agreement referred to or contemplated herein by one Party to another which when provided is designated in writing as being confidential, provided, however, that Confidential Information shall not include any information which:

     (i)  is or becomes publicly available through no fault of the other Party;

     (ii) is already in the rightful possession of the other Party prior to its receipt from the other Party;

     (iii)is independently developed by the other Party;

     (iv) is rightfully obtained by the other Party from a third party;

     (v) is disclosed with the written consent of the Party whose information it is; or

     (vi) is disclosed pursuant to any law, court order or other legal compulsion without a protective order to maintain the confidentiality of such information;

"Effective Date" has the meaning attributed thereto on the first page of this Agreement;

"End User" means a Person, which is obtaining SNN Products and/or Services for use with patients pursuant to an End User Agreement;

"End User Agreement" means either an End User Sale and License Agreement or End User Service and Maintenance Agreement;

"End User Sale and License Agreement" means a written agreement entered into between SNS and an End User for the sale and licensing of SNN Products or between PHOTOELECTRON or Sub-Distributor and an End User for the use of an SNN Product or Integrated Product;

"End User Service and Maintenance Agreement" means a written agreement entered into between SNS and an End User or PHOTOELECTRON or Sub-Distributor and an End User for the provision of SNS Services;

"Geographic Scope" means North America, Europe, and Japan and may be amended by the President of the SNS from time to time.

"IGS" has the meaning attributed to it in section 3.1 of the Agreement of which this Schedule is a part;

"Intellectual Property Rights" includes any proprietary right provided under (i) patent law, (ii) copyright law, (iii) trade mark law, (iv) design patent or industrial design law, (v) semi-conductor chip or mask work law, and (vi) any other statutory provision or common law principle applicable to this Agreement which may provide a right in either (a) ideas, formulae, algorithms, concepts, inventions or know-how generally including trade secret law, or (b) the expression of such ideas, formulae, algorithms, concepts, inventions or know-how;

"IGS" has the meaning attributed to it in paragraph A of the Background;

"Integration Policy" has the meaning attributed thereto in Section 3.2;

"Integrated Products" means equipment and software developed to work with the SNN Products in accordance with the Integration Policy;

"Modification" means all improvements, enhancements, additions and other modifications made to the SNN Products or Services or underlying SNS Technology;

"Party" means either of SNS or PHOTOELECTRON and "PARTIES" means both of them;

"Person" includes an individual, corporation, partnership, joint venture, trust, unincorporated organization, the Crown or any agency or instrumentality thereof or any other judicial entity recognized by law; and

"OEM Supplier Member" means a member who integrates its own proprietary products and the proprietary products of Application Members with the SNS-developed Image Guided Surgery Platform product and resells SNN products and services. OEM Supplier Members may also be Application Members.

"SNN Products and Services" means those products and related services incorporating the SNS Technology and generally offered from time to time by SNS to PHOTOELECTRON for marketing and distribution (which currently consists of those products and related services set out in Schedule "C and D");

"SNS Technology" has the meaning attributed thereto in Schedule "C".

                                 SCHEDULE "B"
                              MEMBERSHIP CRITERIA

Any company, corporation, partnership or other legal entity which has the expertise, skills and capacity to sell high quality products and services to the medical profession and medical institutions such as hospitals and healthcare delivery companies, which desires to and has the skills, expertise and capacity to offer and sell the SNN Products and Services, either separately or together with its own products and services, and which has had annual gross sales of its products or services for the preceding years of not less than $U.S 10, 000,000 may apply to become a member of the SNN.

The SNS, in consultation with the Steering Committee, shall be the sole judge of whether these criteria have been satisfied and SNS shall, in all cases, act reasonably and with the objective that the SNN is to be a network open to the widest possible group of qualified members throughout the world.

The minimum gross sales requirement above is intended only to ensure that each Member will be financially viable and able to perform its obligations as a member of the SNN. Applicants for membership not meeting that criterion may demonstrate financial qualification in other ways (e.g. the guarantee of its bankers, parent company or affiliates), to the satisfaction of the President.

                                 SCHEDULE "C"
                         DESCRIPTION OF SNS TECHNOLOGY

SNN 2.2 Product
     SNN 2.2 PRODUCT GMA RELEASE: MARCH 30, 1999
     Regulatory status: FDA cleared, CE marked
Clinical applications: Cranial, ENT, Spine, plus associated instrumentation. Integration to the
Zeiss OPMI Neuro NC4 and OPMI Neuro ES microscopes.



SNN2.2 Feature
---------------------------------------------------------------------------------------------------------
ADDITION OF COMPANY LOGO
---------------------------------------------------------------------------------------------------------
Cranial application
---------------------------------------------------------------------------------------------------------
Cranial application with Microscope integration
---------------------------------------------------------------------------------------------------------
Spine application
---------------------------------------------------------------------------------------------------------
                                              PATIENT EXAMS
---------------------------------------------------------------------------------------------------------
Silhouette compatibility (3D data transfer)
---------------------------------------------------------------------------------------------------------
Load Dataset
---------------------------------------------------------------------------------------------------------
Import dataset
---------------------------------------------------------------------------------------------------------
Non-zero gantry tilt supported
---------------------------------------------------------------------------------------------------------
DICOM compatible (ISG validated scanners)
---------------------------------------------------------------------------------------------------------
Scanner Interface support (ISG validated
 connections)
---------------------------------------------------------------------------------------------------------
REMAINING DATABASE SPACE DISPLAYED ON
PATIENT LIST  MENU
---------------------------------------------------------------------------------------------------------
                                              3D OBJECT CREATION
---------------------------------------------------------------------------------------------------------
Simple threshold
---------------------------------------------------------------------------------------------------------
Threshold + 2D seeding
---------------------------------------------------------------------------------------------------------
Add/excise drawn region
---------------------------------------------------------------------------------------------------------
Quick 3D
---------------------------------------------------------------------------------------------------------
Edit/delete objects
---------------------------------------------------------------------------------------------------------
                                              DISPLAY
---------------------------------------------------------------------------------------------------------
Set quality of MPR views and 3D
reconstruction
---------------------------------------------------------------------------------------------------------
PROJECTION OF PROBE TRAJECTORY ON MPR VIEWS.
A BLUE LINE REPRESENTS THE PROBE.
---------------------------------------------------------------------------------------------------------
Projection of Trajectories along MPR
---------------------------------------------------------------------------------------------------------
Display of video image on one quadrant
of screen  with high resolution.

MAXIMIZED VIDEO VIEWPORT ON ALL VIDEO
LAYOUTS
---------------------------------------------------------------------------------------------------------
Video IN/OUT to record operation on tape
or display external video signal on screen
---------------------------------------------------------------------------------------------------------
Identify landmarks
---------------------------------------------------------------------------------------------------------
Re-register to landmarks
---------------------------------------------------------------------------------------------------------
Heads up display - OPMI neuro microscope
---------------------------------------------------------------------------------------------------------
Annotation
---------------------------------------------------------------------------------------------------------
                                              REGISTRATION
---------------------------------------------------------------------------------------------------------
Pre-registration point identification
---------------------------------------------------------------------------------------------------------
Point registration
---------------------------------------------------------------------------------------------------------

                                               -3-

"UNDO" LAST POINT IN REGISTRATION
---------------------------------------------------------------------------------------------------------
Surface fitting registration
---------------------------------------------------------------------------------------------------------
"UNDO LAST SURFACE FIT"
---------------------------------------------------------------------------------------------------------
Identify landmarks
---------------------------------------------------------------------------------------------------------
Re-register to landmarks
---------------------------------------------------------------------------------------------------------
Auditory feedback for pre-registration
points,  registration points, surface points.
---------------------------------------------------------------------------------------------------------

                                               PLANNING
---------------------------------------------------------------------------------------------------------
Create/delete labeled points
---------------------------------------------------------------------------------------------------------
Create/delete paths
---------------------------------------------------------------------------------------------------------
Translate path, move path end points
---------------------------------------------------------------------------------------------------------
View path projection on orthogonal plane
---------------------------------------------------------------------------------------------------------
View path intersection with orthogonal plane
---------------------------------------------------------------------------------------------------------
Measure distance between points
---------------------------------------------------------------------------------------------------------
Delete annotations
---------------------------------------------------------------------------------------------------------
Change visibility of all annotations
VISIBILITY OF ANNOTATIONS FOR TRACKED OBJECTS
ONLY;  ALL ANNOTATIONS OR NONE.
---------------------------------------------------------------------------------------------------------
                                               SPINE PLANNING
---------------------------------------------------------------------------------------------------------
Display of screws in MPR and trajectory views
---------------------------------------------------------------------------------------------------------
Modify diameter and length of the screw
---------------------------------------------------------------------------------------------------------
Interactively translate screw position and
move end  points of screw.
---------------------------------------------------------------------------------------------------------
Attach the screw to the probe
---------------------------------------------------------------------------------------------------------
ROLL-ANGLE FEATURE ADDED
---------------------------------------------------------------------------------------------------------
                                               TRACKING ANNOTATIONS
---------------------------------------------------------------------------------------------------------
Annotation points
---------------------------------------------------------------------------------------------------------
Annotation paths
---------------------------------------------------------------------------------------------------------
Track distance to nearest landmark
---------------------------------------------------------------------------------------------------------
QUICK SELECTION BOX IN SURGERY FOR SELECTING PATH
TO BE TRACKED
---------------------------------------------------------------------------------------------------------
                                               MOUSE FUNCTIONS
---------------------------------------------------------------------------------------------------------
Manual crosshair positioning
---------------------------------------------------------------------------------------------------------
Rotation of 3D views + re-center 3D object in
 viewport (Spine Mode only)
---------------------------------------------------------------------------------------------------------
Window width/level of MPR views
---------------------------------------------------------------------------------------------------------
                                               IMAGE MANIPULATION
---------------------------------------------------------------------------------------------------------
QuickZoom
---------------------------------------------------------------------------------------------------------
Zoom individual viewports
---------------------------------------------------------------------------------------------------------
Panning of zoomed images
---------------------------------------------------------------------------------------------------------
Pre-set orientation of 3D views
---------------------------------------------------------------------------------------------------------
MPR view thickness adjustment
---------------------------------------------------------------------------------------------------------
Pre-set window/level selection of MPR views
---------------------------------------------------------------------------------------------------------
3D object color selection
---------------------------------------------------------------------------------------------------------
3D object visibility control
---------------------------------------------------------------------------------------------------------
3D object translucency control
---------------------------------------------------------------------------------------------------------
3D object cutplane control
---------------------------------------------------------------------------------------------------------
                                                LAYOUTS
---------------------------------------------------------------------------------------------------------
Preset layout selection
---------------------------------------------------------------------------------------------------------
Trajectory views
---------------------------------------------------------------------------------------------------------

                                             -4-

MPR views
---------------------------------------------------------------------------------------------------------
Projection of pointer onto orthogonal views
---------------------------------------------------------------------------------------------------------
3D views
---------------------------------------------------------------------------------------------------------
Screen Save Utility
---------------------------------------------------------------------------------------------------------
Export View (disk or tape media)
---------------------------------------------------------------------------------------------------------
External Video Feed and views
---------------------------------------------------------------------------------------------------------
                                                NAVIGATION
---------------------------------------------------------------------------------------------------------
Probe and position updating
---------------------------------------------------------------------------------------------------------
Toggle probe and manual modes
---------------------------------------------------------------------------------------------------------
Virtual tip offset
---------------------------------------------------------------------------------------------------------
Priority assigned to tools (between probe and
 microscope)
---------------------------------------------------------------------------------------------------------
Probe-path trajectory alignment
---------------------------------------------------------------------------------------------------------
Auto selection of freehand probe
---------------------------------------------------------------------------------------------------------
Probe accuracy verification
---------------------------------------------------------------------------------------------------------
Probe button control of virtual offset (AAG)
---------------------------------------------------------------------------------------------------------
Probe button control of probe/manual toggle
(AAG)
---------------------------------------------------------------------------------------------------------
PROBE BUTTON CONTROL OF VIRTUAL ROLL-ANGLE
(AAG)
---------------------------------------------------------------------------------------------------------
Probe button control of "Alignment Mode"
(AAG)
---------------------------------------------------------------------------------------------------------
Ability to select path to track in surgery
---------------------------------------------------------------------------------------------------------
Diagnostic messages for tools
---------------------------------------------------------------------------------------------------------
Support for Passive Instrumentation
---------------------------------------------------------------------------------------------------------
Track separate rigid bodies
---------------------------------------------------------------------------------------------------------
                                             MICROSCOPE INTEGRATION
---------------------------------------------------------------------------------------------------------
Focal point location visible in views
---------------------------------------------------------------------------------------------------------
Injection of on 3D contour into
microscope eyepiece
---------------------------------------------------------------------------------------------------------
Injection of text into microscope
eyepiece
---------------------------------------------------------------------------------------------------------
                                   ALTERNATIVE INPUT/CONTROL DEVICES (STERILE USER)
---------------------------------------------------------------------------------------------------------
Voice control commands
---------------------------------------------------------------------------------------------------------
Foot switch control
---------------------------------------------------------------------------------------------------------
                                             OTHER FEATURES
---------------------------------------------------------------------------------------------------------
Support for Polaris Camera Array
---------------------------------------------------------------------------------------------------------
Support for Flashpoint Camera Array
---------------------------------------------------------------------------------------------------------
SUPPORT FOR FARO ARM POSITION SENSOR
---------------------------------------------------------------------------------------------------------
Diagnostics for system components
---------------------------------------------------------------------------------------------------------
GUI for licenses and system information
---------------------------------------------------------------------------------------------------------
GUI for log file browsing
---------------------------------------------------------------------------------------------------------
Display probe icon on UI
---------------------------------------------------------------------------------------------------------
Camera positioning aid
---------------------------------------------------------------------------------------------------------
Track tools and microscope
---------------------------------------------------------------------------------------------------------
Inform user of IR sources
---------------------------------------------------------------------------------------------------------
Archive to DAT tape
---------------------------------------------------------------------------------------------------------
Archive to ZIP disk
---------------------------------------------------------------------------------------------------------

                                 SCHEDULE "D"

                           SNN PROFESSIONAL SERVICES


SNN PROFESSIONAL SERVICES SUPPORT FOR SNN MEMBERS
-------------------------------------------------

The SNN Professional Services group will support all SNN Member companies. The goal of the Professional Services group will be to provide a responsive, customer focused service organization.

The initial focus will be on training the Member Companies' sales groups and initiating sales activity. A high quality training program will be available to prepare the PHOTOELECTRON representatives to pursue IGS business. Full marketing support will also be provided with literature, trade show activity and resources as reasonably requested and approved by the President of the SNS.

The SNN Professional Services group will publish a Policies and Procedure Manual with detailed descriptions of the following services and procedural requirements.

               Sales Training
               Sales Specialist Support
               End User Training
               PHOTOELECTRON Support
               Technical Service
               Marketing
               SNN Operations and Mechanics

SALES TRAINING
---------------

The sales training program will be available in March 1998. The program will cover the SNN concept, product training, clinical applications, competitive information, sales issues and marketing materials. The training is estimated to be 2 days in duration and it is expected that update training will occur at least once per year or at major software releases. This will be the full time focus of training specialists. Purchase of Demo systems will be contingent on a SNN Member having personnel attend an SNN training program. At the "Initial training" session (minimum 12 sales reps in attendance) three sales reps will share one training system. Training material and equipment will be provided by the SNS (along with demo systems purchased). The SNN Member will cover accommodation, travel and personal expenses for their personnel.

SALES SPECIALISTS ROLE
-----------------------

Sales Specialists will be responsible for motivating, training, strategizing and assisting lead closure with the SNN Member sales reps. A strong surgical sales background, IGS experience and collaborative selling skills will be provided. These people will work closely with the reps in qualifying all leads, planning account strategies, leading demos, presenting competitive analyses, assisting in site planning and quote preparation, and assisting in closure of sales. They will act as an impartial resource to all SNN Members. These specialists will also be in a unique position to promote "leveragability of sales costs" as they will be able to identify appropriate situations to bring in a complementary SNN Member in assisting sales closure.

                                      -6-
END USER TRAINING
------------------

End user training specialists will be available to assist with initial applications training upon installation of a new system. This resource can be
positioned as a large "value added" to customers.   The program will be offered
at SNN training sites or customer sites and includes 2 days of classroom learning and 2 days of O.R. room experience.

PHOTOELECTRON COMMUNICATIONS
-----------------------------

The SNN Professional Services Account Managers will drive responsiveness at the management level, creativity in leveraging Member sales, luminary customer involvement, distribution strength and key relationship management. Acting as a key contact point for the Member Companies they will be the conduits to all areas of the SNN Professional Group.

TECHNICAL SERVICE - MAINTENANCE
-------------------------------

The SNN Professional Services will provide technical service to the installed base and support sales activities with site planning and installations. The Maintenance Contract (Schedule G) describes the terms and conditions of service offerings. Additional service product offerings may also be considered.

MARKETING
-----------

The SNN Professional Services will provide product literature, sponsor clinical papers, public relations support, advertising and trade show activity. Workshops and symposia will also be supported with personnel and equipment at reasonable levels and with sufficient notice. Clinical development activities will also be used in support of SNN Members whenever possible in leveraging the profile of the SNN and the SNN Member.

SNN MEMBERS USE OF SNS OPERATIONS
---------------------------------

The SNS will be the support infrastructure to all SNN Members and will provide Service, Training and Sales Support in pursuit of SNN Product sales as required by the Members. This section describes the overall mechanics of SNN Members' use of the SNS. A SNN Member handbook, which describes these operations in much more detail, will be available to each SNN Member. The first version of this handbook will be published by the SNS in September 1998.

A SNN Member will first require training on the product as described above. This training may be conducted at a location of the SNN Member's choice with equipment of either the SNN Professional Services or the SNN Member.

A SNN Member will generate and qualify sales leads for SNN products and communicate those leads to the SNS using the Qualified Lead Form. Response of Sales Specialists will be within 5 business days, with pager response possible at any time.

The Sales Specialists will then fully qualify these leads and together with the SNN Member reps establish an account strategy for gaining the business appropriate to that account.

Implementation of an account strategy will be carried out as a team with the SNN Member rep acting as the key account contact. Presentations, product demonstrations, site planning, competitive analyses,

RFP's and associated sales activities will be supported by the SNN Professional Services Sales Specialists, service techs and application/training personnel as required. The SNN Member rep maintains control of this process at all times.

If two SNN Members are competing at the site, the role of the SNN Professional Services Sales Specialist does not change. The sale of the SNN product versus competitive IGS systems is their key focus.

The Sales Specialist may also, at the request of the SNN Member, introduce another SNN Member into a sale in order to leverage the strengths of both companies. In such a case, the first company will be considered the SNN lead company and provide the SNN product quotation to the hospital if requested.

SNS Services will be available to all SNN Members and customers via phone, fax and email.

When a SNN Member receives an SNN product purchase commitment from an end-buyer, the SNN Member will submit a PO to the SNS with the product configuration and requirements indicated. The SNS will provide a PO template for SNN Members' use.

The SNS will then advise the Member/customer as to delivery date and training schedule for that customer.

The SNN Member and the SNS will then complete delivery, installation and training to customer requirements.

                                 SCHEDULE  "E"
                              INTEGRATION POLICY

This document describes how SNN Member products can be integrated into the SNN product. This will be planned as part of the roadmap creation.

CREATION OF THE SNN PRODUCT ROADMAP

The SNN Product Roadmap is a document that will be available to SNN Members. The Roadmap describes the features that will be implemented in future product releases by the SNS, and specifies the content and timing of each release. This document is confidential.

To create the Roadmap, product features (including requests for integration) are proposed by the SNN Steering Committee. Market requirements, technical feasibility will be considered in creating the roadmap. The final roadmap has to be approved by the President of the SNN Professional Services.

INTEGRATION OF PRODUCTS

Integration of the SNN PHOTOELECTRON product is subject to the following process:

A.  Specifications provided by the SNS to integrate the PHOTOELECTRON product

The SNS will provide specifications on integration of the PHOTOELECTRON product and its features.

B. Specifications provided by the PHOTOELECTRON to integrate PHOTOELECTRON components

The PHOTOELECTRON will provide a detailed specification list describing the features, the interfaces required, as well as the communication process (if required) to the image-guided surgery system. In addition, the PHOTOELECTRON will provide specifications on preferred additional features requested to be integrated into the image-guided surgery system as well as a description of their cohesion into the overall workflow of the system. In order to ensure that the integration is technically feasible and meets the requirements of the PHOTOELECTRON, the method of integration is subject to approval by both parties.

C.  DEVELOPING A ROADMAP WITH MUTUALLY APPROVED MILESTONES

The roadmap must contain a description of the milestones, the timeline for achieving these milestones as well as indicators to measure milestone achievement. The roadmap must be based on the specifications provided by the SNS and the PHOTOELECTRON, a drawing of the UI, a description of workflow integration and a description of compatibility with the image-guided surgery system.

D.  PROJECT MANAGER IDENTIFIED BY BOTH PARTIES

A project manager must be assigned by both parties and information on name, title, contact phone number, fax number and e-mail address provided. The project manager is responsible for ensuring that the required developments, under his facility, are carried. The project manager must indicate, by a signature, approval of the roadmap milestone completion dates. The project manager must ensure that the described specifications are met and that the timeline is adhered to. If the project manager is to be replaced by an alternate designate, then the other partner must be notified at least two weeks in advance to minimize disruption of the project.

E.  PRODUCT MANAGER DEFINED BY BOTH PARTIES TO MARKET PRODUCT.

A product manager must be assigned by both parties and information on name, title, contact phone number, fax number and e-mail address provided. The product manager is responsible for ensuring that the specifications determined are in accordance with market requirements. The product manager must ensure that the PHOTOELECTRON product is approved by appropriate persons and that both a user manual as well as a service manual are available. Warranty, repair and pricing policies must also be communicated to the SNS by the product manager of the PHOTOELECTRON.

F.  INTEGRATION AND TESTING OF PRODUCT

The integration and testing of the integrated image-guided surgery product will be performed at the SNS according to the specifications provided by the SNS as well as the PHOTOELECTRON. Once the integrated system has passed the internal testing of the SNS, it will then be passed on to the PHOTOELECTRON. The PHOTOELECTRON may at their sole discretion perform compliance tests to ensure specifications are met.

G. DEVELOPMENT ON BEHALF OF PHOTOELECTRON FOR PRODUCT INTEGRATION NOT INCLUDED IN GENERAL ROADMAP

If a PHOTOELECTRON requires integration of its' products and the requirement is outside the approved general roadmap, then the integration will be performed based on the hourly, daily or monthly rates generally applicable for R&D custom engineering work.

     R&D custom engineering rates are as follows:

        Hourly  - US $150 for assignments not exceeding 10 days* duration.

        Daily - US $1,000 for assignments exceeding, and including, 10 days* duration.

        Monthly  -  US $18,750**.

        * Based on a 7.5 hour work day.

        ** Work days in a month do not include Saturdays and Sundays and are based on a 7.5 hour work day.

The above includes integration of a PHOTOELECTRON product applies as well as custom integration of a PHOTOELECTRON product.

Responsibility of the PHOTOELECTRON for all regulatory approvals

The PHOTOELECTRON product to be integrated into the image-guided surgery product must have all the required approvals prior to integration into the system. The PHOTOELECTRON must define the planned geographical territory for which to market
the product,   and therefore must also ensure compliance with all required regulatory approvals for that territory. The overall system integration will be performed at the SNS.

Responsibility of the PHOTOELECTRON for user manual, service manual, warranty, repair and pricing

The product of the PHOTOELECTRON must be delivered in conjunction with a user manual, a service manual, both in hard and soft copy. The soft copy is required to ensure that the product of the PHOTOELECTRON can be integrated into the overall manual at the SNS facility. The PHOTOELECTRON must guarantee that they will provide warranty for the components integrated into the image-guided surgery product as well as repair for these components as legally required. The

PHOTOELECTRON is also responsible for pricing of the product and providing this information to the SNS.


SECURITY OF INTELLECTUAL PROPERTY PRIOR TO THE EXCHANGE OF IDEAS

Prior to the exchange of product ideas, concepts, inspirations, specifications, features, workflow, user interfaces or any other material in written or verbal form, all partners must secure their intellectual property. During the process of integration of the PHOTOELECTRON product, each party retains ownership of the components and ownership of work completed by each respective party. This includes respective development of the PHOTOELECTRON product, its features, abilities, etc. The SNS retains the ownership rights for the development of the source code and the specific integration into the image-guide surgery product. The general spirit should be to exchange ideas as much as possible to make a wide variety of products available to the surgeon.

                                  SCHEDULE "F"
                    UPSTREAM/DOWNSTREAM MARKETING SERVICES

         UPSTREAM                                                DOWNSTREAM
------------------------------------------------------------------------------------------------------------------
  .  MARKET INTELLIGENCE                                      .  MARCOM
  .  PRODUCT MANAGEMENT AND INDUSTRIAL DESIGN                 .  CUSTOMER TRAINING
  .  CLINICAL DEVELOPMENT                                     .  SUPPORT TO SALES AND PLANNING
  .  REGULATORY                                               .  STRATEGIC ALLIANCE - FORMATION AND CONTRACTS
                                                              .  CUSTOMER VISITS
                                                              .  LUMINARY SITES
                                                              .  FIELD CLINICAL APPLICATIONS
                                                              .  EXHIBITIONS/TRADE SHOWS
                                                              .  APPLICATIONS SPECIALISTS
                                                              .  STEERING COMMITTEE
                                                              .  SALES SPECIALISTS BY DISEASE CLASS
                                                              .  MC DISTRIBUTION SUPPORT
                                                              .  ADVISORY PANEL MANAGEMENT
------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE "G"
                     ADDITIONAL LEGAL TERMS AND CONDITIONS


A.  STANDARD REPRESENTATIONS, WARRANTIES AND CONDITIONS.

A.1  ACKNOWLEDGEMENT OF SNN MEMBER RE:  SNS'S INTELLECTUAL PROPERTY RIGHTS.
     ---------------------------------------------------------------------
SNN Member recognizes the great value of the SNS Technology and of any products or services derived therefrom and of the goodwill associated therewith and acknowledges that all Intellectual Property Rights therein and goodwill pertaining thereto belongs to SNS or its licensors and further acknowledges that ownership of the SNS Technology and of any products or services derived therefrom and the Intellectual Property Rights therein shall be held in the name of SNS or such Person as SNS may designate. SNN Member acknowledges that the Intellectual Property Rights in any Modifications to the SNS Technology or any products or services derived therefrom shall remain with SNS or such Person as SNS may designate whether or not the work is performed by SNN Member, SNS or by any other Person.

A.2  COVENANTS OF SNN MEMBER RE:  SNS'S INTELLECTUAL PROPERTY RIGHTS.   SNN
     ----------------------------------------------------------------
Member covenants to SNS that it shall:

(a) assist and cooperate with SNS to the extent requested by SNS in the protection of SNS's or its licensor's Intellectual Property Rights including the execution of any document, including assignment documentation, to confirm SNS's or its licensor's title to and interest in the SNS Technology and of any products or services derived therefrom;

(b) take no steps either directly or indirectly to claim or dispute ownership or the enforceability or validity of SNS's or its licensor's Intellectual Property Rights in the SNS Technology and of any products or services derived therefrom;

(c) promptly notify SNS of any infringements or imitations by others of the SNS Technology or of any products or services derived therefrom when such becomes known to SNN Member;

(d) promptly notify SNS of the failure of any End User to abide by any and all of the terms of the relevant End User Agreement that becomes known to SNN Member;

(e) take all reasonable precautions and actions to ensure that none of the SNS Technology or products or services derived therefrom is marketed, distributed or otherwise made available to any Person except in accordance with the terms of this Agreement;

(f) not manufacture, copy, translate, adapt, alter, reverse engineer, decompile, disassemble, download, change hardware formats, rent, lease, lend, sublicense, electronically distribute (e.g. telephonically or through broadcast signals), remote processing services, micro-mainframe linkups or multi-user/local area SNN machines, any of IGS Surgical Navigation Technology or products or services derived therefrom except as expressly provided for in writing by SNS;

(g) not remove or deface any logo, notice or legend of copyright, trade marks or trade secrets from any packaging which contains the SNS Technology or products or services derived therefrom; and

(h) SNN Member may not use the SNN name and Trademark except in conjunction with Products and Services approved by the President. SNN Member acknowledges that it obtains no rights or interest in any registered or unregistered trade mark or trade name of SNS , SNN or SNN Products and Services or in the goodwill accruing therefrom.

A.3  CONFIDENTIALITY.  Each Party covenants to the other Party that it shall
     ---------------
keep confidential the Confidential Information of the other Party to which such Party obtains access to as a consequence of entering into this Agreement and that it will take all reasonable precautions to protect such Confidential Information from any use, disclosure or copying except as expressly authorized by this Agreement. Each Party shall implement such procedures as the other Party may reasonably require from time to time to improve the security of the Confidential Information in its possession. This Section shall survive the termination of the Agreement.

A.4  IRREPARABLE HARM.   SNN Member acknowledges that a breach of any of the
     ----------------
covenants in this Article Seven shall result in immediate irreparable and irremediable damage to SNS. The Parties agree that, in the event of such failure, there is no adequate remedy at law and incurring such damage shall be entitled to relief in the way of temporary or permanent injunctions and such other and further relief as any Court with jurisdiction may deem just and proper.


B.  DISPUTE RESOLUTION.

B.1  DISPUTE RESOLUTION PROCESS.
     --------------------------

(a) Any dispute, disagreement, controversy or claim arising out of or relating to this Agreement including, without limitation, its formation, execution, validity, application, interpretation, performance, breach, termination, enforcement or damages, or remedies arising out of the breach of or non-compliance therewith which cannot be settled by discussion, conciliation or mediation within a period of thirty days after the dispute arises shall be finally settled by arbitration to be conducted by a single arbitrator under the provisions of the United Nations Commission for International Trade Law (UNCITRAL) Rules for International Commercial Arbitration, in the English language and in a mutually convenient place (or in Metropolitan Toronto, Ontario, Canada if the place can not be mutually agreed within 30 days of the demand for arbitration). The appointing authority for the arbitrator shall be a Justice of the Court of Justice of Ontario, Canada, in accordance with the said UNCITRAL Rules and the Rules of said Court.The Parties acknowledge and agree that the award of the arbitrator shall be final and conclusive and there shall be no appeal therefrom, except as permitted by the said UNCITRAL Rules, and the award may be enforced in the jurisdiction of the relevant Party and anywhere else where a court or other relevant authority will accept the jurisdiction of the arbitrator for purposes of enforcement of his/her award.

(b) Notwithstanding the foregoing, either Party may apply to the courts of the Province of Ontario or any other jurisdiction for injunctive or other equitable remedies to protect its rights in Intellectual Property Rights respecting the SNN Products and Services.

C.  OTHER TERMS OF GENERAL APPLICATION.

C.1  ASSIGNMENT.  The rights and obligations of SNN Member under this
     ----------
Agreement shall not be assigned, in whole or in part, by SNN Member without the prior consent in writing of SNS and any purported assignment made without that consent is void and of no effect. No assignment of this

Agreement shall relieve SNN Member from any obligation under this Agreement or impose any liability upon SNS, unless otherwise agreed to in writing by SNS. SNS may assign its rights and obligations under this Agreement to any Affiliate or to a party purchasing the part of its business with which the subject matter of this Agreement is related, without SNN Member's prior written consent.

C.2  BINDING ON SUCCESSORS.   This Agreement shall ensure to the benefit of and
     ---------------------
be binding upon the Parties and their respective successors and permitted assigns.

C.3  FURTHER ASSURANCES.   Each Party agrees that upon the written request of
     ------------------
any other Party, it will do all such acts and execute all such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of all such acts and will cause the execution of all such further documents as are within its power to cause the doing or execution of, as any other party hereto may from time to time reasonably request be done and/or executed as may be necessary or desirable to give effect to this Agreement.

C.4  NO PARTNERSHIP.  The Member acknowledges and agrees that this Agreement is
     --------------
a contractual joint venture and does not create nor shall it deemed to create or constitute a legal partnership or other formal legal association or comparable relationship between the Member and SNS or among the Member and any other member of the SNN or among any member of SNS or the SNN and any SNN Standards Adherent. Without limiting the generality of the foregoing, neither Party is the agent of the other nor has either Party any authority to enter into contracts or assume other legal obligations binding the other;

C.5  GENDER AND NUMBER.   Words expressed in the singular include the plural and
     -----------------
vice versa and words expressed in one gender include all genders.

C.6  HEADINGS AND INDEX.   The headings and the index in this Agreement are for
     ------------------
convenience of reference only and shall not affect the construction or interpretation hereof.

C.7  INVALIDITY.   If any of the provisions contained in this Agreement is found
     ----------
by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby.